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Metlife Investors

                                                                                                      Send Application and check to:
                                        Variable Annuity                                   First MetLife Investors Insurance Company
                                          Application                                          Policy Service Office: P.O. Box 10366
                                                                                                         Des Moines, Iowa 50306-0366
First MetLife Investors Variable Annuity Class B                                                 For assistance call: 1-800 848-3854

ACCOUNT INFORMATION

1. Annuitant
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   _________________________________________________________________________      Social
   Name          (First)          (Middle)        (Last)                          Security Number ________ -- ________ -- __________

                                                                                  Sex [_] M [_] F Date of Birth _____/ ______/ _____

   _________________________________________________________________________
   Address       (Street)         (City)          (State)    (Zip)                Phone ( ________) ________________________________
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2. Owner (Complete only if different than Annuitant)
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   Correspondence is sent to the Owner.
                                                                                  Social
                                                                                  Security/Tax ID Number _______ -- ______ -- ______
   _________________________________________________________________________
   Name          (First)          (Middle)        (Last)
                                                                                  Sex [_] M [_] F Date of Birth/Trust ____/ ___/ ___

   _________________________________________________________________________
   Address       (Street)         (City)          (State)    (Zip)                Phone ( ________) ________________________________
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3. Joint Owner
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                                                                                  Social
                                                                                  Security Number ________ -- ________ -- __________
   _________________________________________________________________________
   Name          (First)          (Middle)        (Last)

                                                                                  Sex [_] M [_] F Date of Birth _____/ ______/ _____
   _________________________________________________________________________
   Address       (Street)         (City)          (State)    (Zip)                Phone ( ________) ________________________________
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4. Beneficiary
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   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint
   Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Primary Name                   Address                                          Relationship      Social Security Number        %

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Primary Name                   Address                                          Relationship      Social Security Number        %

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Contingent Name                Address                                          Relationship      Social Security Number        %

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Contingent Name                Address                                          Relationship      Social Security Number        %
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5. Plan Type                                                                               6. Purchase Payment
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   [_]  NON-QUALIFIED                                                                      Funding Source of Purchase Payment
                                                                                           -----------------------------------------
   QUALIFIED                                                                               [_] 1035 Exchange   [_] Check    [_] Wire
   [_] 401
   [_] 403(b) TSA Rollover*                                                                Initial Purchase
                                                                                           Payment $____________________________
   408 IRA* (check one of the options listed below)                                                 Make Check Payable to First
                                                                                                    MetLife Investors

   Traditional IRA            SEP IRA                    Roth IRA
   ---------------            -------                    --------                          (Estimate dollar amount for 1035
   [_] Transfer               [_] Transfer               [_] Transfer                      exchanges, transfers, rollovers, etc.)
   [_] Rollover               [_] Rollover               [_] Rollover
   [_] Contribution - Year___ [_] Contribution - Year___ [_] Contribution - Year____ __    Minimum Initial Purchase Payment:
   *The annuitant and owner must be the same person.                                         $5,000 (Non-Qualified)
                                                                                             $2,000 (Qualified)
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4516 (5/04)                                                                                                             APPVA-504BNY
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 RIDER                                                         10. Acknowledgement and Authorization
                                                              ----------------------------------------------------------------------
7. Benefit Rider (subject to age restrictions )                 I (We) agree that the above information and statements and those
---------------------------------------------------------       made on all pages of this application are true and correct to the
 These riders may only be chosen at time of application.        best of my (our) knowledge and belief and are made as the basis of
 Please note, there are additional charges for the              my (our) application. I (We) acknowledge receipt of the current
 optional riders. Once elected these options may not be         prospectus of First MetLife Investors Variable Annuity Account One.
 changed.                                                       PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
                                                                IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
 Death Benefit Riders (Check one. If no election is made,
 the Principal Protection option will apply).                 ----------------------------------------------------------------------
    [_]  Principal Protection
    [_]  Annual Step-Up
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                                                              ----------------------------------------------------------------------
 COMMUNICATIONS
                                                              ______________________________________________________________________
8. Special Requests                                                (Owner Signature & Title, Annuitant unless otherwise noted)
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                                                              ______________________________________________________________________
                                                                                  (Joint Owner Signature & Title)


                                                              ______________________________________________________________________
                                                                              (Signature of Annuitant if other than Owner)


                                                              Signed at ____________________________________________________________
                                                                                      (City)                   (State)


                                                              Date _________________________________________________________________


                                                              11. Agent's Report
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                                                              ______________________________________________________________________
                                                                                           Agent's Signature



                                                              ______________________________________________________________________
                                                                                                 Phone



                                                              ______________________________________________________________________
                                                                                        Agent's Name and Number


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                                                              ______________________________________________________________________
9. Replacements                                                                        Name and Address of Firm
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 Does the applicant have any existing life
 insurance policies or annuity contracts?  [_] Yes [_] No     ______________________________________________________________________
                                                                                       State License ID Number
 Is this annuity being purchased to replace
 any existing life insurance or annuity
 policy(ies)?                              [_] Yes [_] No
                                                              ______________________________________________________________________
 If "Yes", applicable disclosure and                                                     Client Account Number
 replacement forms must be attached.
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4516 (5/04)                                                                                                              APPVA-504BY
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